UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 12, 2006 (July 11, 2006)

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      □   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      □   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      □   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      □   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                    Results of Operations and Financial Condition

               On July 11, 2006, Intergraph Corporation issued a press release, among other matters, pre-announcing its preliminary results of operations for the second quarter ended June 30, 2006 and raising its guidance for the year ended December 31, 2006, the text of which is set forth as Exhibit 99.1.

Item 9.01.                   Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated July 11, 2006

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                      INTERGRAPH CORPORATION

                                                                                                                                      By:      /s/ Anthony Colaluca, Jr.
                                                                                                                                      Name:  Anthony Colaluca, Jr.
                                                                                                                                      Title:    Executive Vice President
                                                                                                                                                   and Chief Financial Officer

Date:    July 12, 2006